Sub-Item 77Q1(d): Copies of Constituent Instruments Defining The
Rights of Shareholders Referred to in Sub-Item 77I

Effective September 6, 2017, the Goldman Sachs Tactical Exposure
Fund (the "Fund") commenced offering Institutional shares and Class R6 shares (collectively, the "Shares"). The terms of the Shares for the Fund described under Sub-Item 77I are described in Post-Effective
Amendment No. 624 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 24, 2017 (Accession No. 0001193125-17-266933). Amendment No. 99
dated October 12, 2017 to the Registrant's Agreement and Declaration of Trust dated January 28, 1997 which established the Shares for the Fund, is incorporated herein by reference to Exhibit (a)(100) to Post-Effective Amendment No. 629 to the Registrant's Registration Statement on Form
N-1A filed with the Securities and Exchange Commission on October
13, 2017 (Accession No. 0001193125-17-309812).

Effective December 29, 2017, the Goldman Sachs Strategic Factor Allocation Fund (the "Fund") commenced offering Class R6 shares ("Shares"). The terms of the Shares for the Fund described under Sub-
Item 77I are described in Post-Effective Amendment No. 638 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 22, 2017 (Accession
No. 0001193125-17-377720). Amendment No. 99 dated October 12,
2017 to the Registrant's Agreement and Declaration of Trust dated January 28, 1997 which established the Shares for the Fund, is incorporated herein by reference to Exhibit (a)(100) to Post-Effective Amendment No. 629 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on October
13, 2017 (Accession No. 0001193125-17-309812).

Effective December 29, 2017, the Goldman Sachs Tactical Tilt Overlay
Fund (the "Fund") commenced offering Class R6 shares ("Shares"). The terms of the Shares for the Fund described under Sub-Item 77I are described in Post-Effective Amendment No. 639 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 22, 2017 (Accession No. 0001193125-17-377743). Amendment No. 99 dated October 12, 2017 to the Registrant's Agreement and Declaration of Trust dated January 28, 1997 which established the Shares for the Fund, is incorporated herein by reference to Exhibit (a)(100) to Post-Effective Amendment No. 629 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on October 13, 2017 (Accession
No. 0001193125-17-309812).

Effective December 29, 2017, the Goldman Sachs Enhanced Dividend
Global Equity Portfolio and the Goldman Sachs Tax-Advantaged Global Equity Portfolio (the "Funds") commenced offering Class R6 shares ("Shares"). The terms of the Shares for the Funds described under Sub-
Item 77I are described in Post-Effective Amendment No. 640 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 22, 2017 (Accession
No. 0001193125-17-377762).
Amendment No. 99 dated October 12, 2017 to the Registrant's
Agreement and Declaration of Trust dated January 28, 1997 which established the Shares for the Fund, is incorporated herein by reference to Exhibit (a)(100) to Post-Effective Amendment No. 629 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on October 13, 2017 (Accession
No. 0001193125-17-309812).

Effective December 29, 2017, the Goldman Sachs Technology Opportunities Fund (the "Fund") commenced offering Class R6 shares ("Shares"). The terms of the Shares for the Fund described under Sub-
Item 77I are described in Post-Effective Amendment No. 642 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 22, 2017 (Accession
No. 0001193125-17-377792). Amendment No. 99 dated October 12,
2017 to the Registrant's Agreement and Declaration of Trust dated January 28, 1997 which established the Shares for the Fund, is incorporated herein by reference to Exhibit (a)(100) to Post-Effective Amendment No. 629 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on October
13, 2017 (Accession No. 0001193125-17-309812).